Exhibit 99.01

Subject: Resignation - Worthington Energy Board of Directors
From: Paul Jordan <paul@np3llc.com>
Date: Thu, January 31, 2013 7:59 am
To: "'Charles Volk (chasv@paxenergyinc.com)'" <chasv@paxenergyinc.com>,
Cliff Henry <chenry@cwhassociates.com>, "Warren Rothouse
(wrothouse@suretyfingroup.com)" <wrothouse@suretyfingroup.com>, "A.J.
Mason" <mason4762@gmail.com>

Gentlemen:

Effective immediately, I hereby resign from the Worthington Energy Board of Directors. I can no longer satisfy the excessive time commitments required to serve in the position.

I wish the Company the best in the future.

Paul A. Jordan, P.E.
NP3 LLC
(303) 809-1273 cell
(303) 997-7371 office